----------------------------DEED OF SALE------------------------------

-------------------------NUMBER THREE (4)---------------------------

--- In the city of San Juan, Puerto Rico, this May second (2), of two thousand eighteen (2018)

.-------------------------------------

--------------------------------BEFORE ME-------------------------------

---CAROLINA V. CABRERA BOU, Attorney and Notary Public in and for the Commonwealth of Puerto Rico, with offices at Carolina and residence in Guaynabo, Puerto Rico.-

---------------------------------APPEAR-----------------------------------

----AS PARTY OF THE FIRST PART: MC LEARY 51, INC., a for profit corporation duly registered in the Commonwealth of Puerto Rico, with registry number one seven one eight seven one (171871), and main offices in Guaynabo, Puerto Rico, represented in this act by its designated agent, MR. ROBERTO ROCA BUIGAS, of legal age, married, businessman, and resident of San Juan, Puerto Rico, whose faculty to appear in this act in representation of MC LEARY 51, INC., is evidenced by a Certificate of Corporate Resolution, which was sworn and subscribed by Roberto Roca Buigas, secretary of MC LEARY 51, INC., on May two (2), two thousand and eighteen (2018), before notary public Carolina V. Cabrera Bou, through affidavit number two hundred eleven (211), whom I have identified with Driver’s License number one, seven, three, four, three, two, two (1734322) issued by the Department of Transportation and Public Works (Departamento de Transportación y Obras Públicas) of the Commonwealth of Puerto Rico, which contains his photograph and signature (from hereinafter referred to as “THE SELLER”).-------------------------------------------AS PARTY OF THE SECOND PART: ANDALUCIA 511, LLC, a Limited Liability Company duly registered in the Commonwealth of Puerto Rico, with register number four zero six seven three zero (406730), who is a wholly owned subsidiary of GREEN SPIRIT INDUSTRIES, INC., a Nevada Corporation, represented in this act by its Designated Agent, MR. CHRISTIAN RICHARD BRIGGS, of legal age, married, entrepreneur and resident of Carolina, Puerto Rico, whose faculty to appear in this act in representation of ANDALUCIA 511, LLC, is evidenced by a Corporate Resolution, which was duly signed by the Chief Executive Officer of GREEN SPIRIT INDUSTRIES, INC., sole member of ANDALUCIA 511, LLC, MR. LESLIE BALL, on May two (2), two thousand and eighteen (2018), whom I have identified with Driver’s License number, six, nine, one, zero, one, eight, one (6910181) issued by the Department of Transportation and Public Works (Departamento de Transportación y Obras Públicas) of the Commonwealth of Puerto Rico, which contains his photograph and signature (hereinafter referred to as “THE PURCHASER”). The appearing parties consent to the execution of the present document without having the afore-mentioned Corporate Resolution notarized at this particular time.-------------------------------------------------------------

1

---I, the Notary, attest that through their statements and my believe, I also attest as to their age, civil status, occupation and residence. They assure me that they have the legal capacity necessary for this act, and for the purpose they freely:----------------------------------------------------------------------------FIRST: Title – That SELLER is the owner in see simple and full dominion title of the following real property described in the Spanish Language as follow, (hereinafter referred to as the “PROPERTY”).---------------------------------------------------

---URBANA: Solar en la Sección Norte del Barrio SANTURCE, de la ciudad de San Juan en el sitio conocido por “EL PARQUE”, con un área superficial de cuatroscientos veintires punto treinta y seis (423.36) metros cuadrados. Es el marcado con el número once (11) en el plano de Urbanización levantado por el Ingeniero Don Joaquín Oliver y sus colindancias y medidas son: por el NORTE, en dieciocho punto noventa y cinco (18.95) metros, con la calle McLeary; por el SUR, en diecinueve punto noventa y cinco (19.95) metros, con terrenos de Don Fernando Zegri; por el ESTE, en veintidos punto cero cinco (22.05) metros, con la calle Gertrudis Court; y por el OESTE, en veintidos punto cero cinco (22.05) metros, con Doña Patricia C. Burlingame. Contiene dicho solar dos edificios el principal es de altos y bajos. Casa número mil ochocientos sesenta y cuatro (1,864) del Bloque de la Calle McLeary, con apartamentos para viviendas a cada piso; el otro con tres garajes en los bajos y en los altos un apartamento de vivienda.----------------

----Parcel number eight thousand two hundred and twenty four (8,224) recorded at page number two hundred and six (206), volume two hundred three (203) of Santurce Norte, Property Registry Section I of San Juan.---------------------------

---The property is identified with Municipal Revenue Collection Center (CRIM) number 041-0410151-02-901.------

-------------------TITLE AND ENCUMBRANCES---------------

----The property was purchased by seller as per deed twenty eight (28) executed on November twenty eight (28) of two thousand and seven (2007) before notary public Luis Alberto Molero Rabassa, recorded at page one hundred ninety eight (198) of volume one thousand one hundred and twenty three (1123) of Santurce Norte, parcel number eight thousand two hundred and twenty four (8,224), of Santurce Norte, Property Registry of San Juan I Section.--------------------------------------------------------------------The Property is encumbered with the following liens:.------First Mortgage in favor of DORAL BANK is mortgage note in the principal amount of Seven Hundred and Six thousand Five Hundred Dollars ($706,500.00) with an annual interest at seven point nine percent (7.9%) due on March one (1) of two thousand twenty one (2021), as per deed number ninety one (91), executed in San Juan, on March six (6) of two thousand six (2006) before Notary Public Juan Manuel Casanova Rivera, recorded at page one hundred and ninety eight (198) of volume one thousand one hundred seventy seven (1177), parcel number eight thousand two hundred twenty four (8,224) of Santurce Norte, Property Registry of San Juan I Section.-------------------------------------------------------------------Second Mortgage in favor of R-G PREMIER BANK OF PUERTO RICO is a mortgage note in the principal amount of Six Hundred Fifteen Thousand Dollars ($615,000.00) with an annual interest at twelve percent (12%), due upon presentation, as per deed number sixty two (62) executed in San Juan, Puerto Rico, on November thirty (30) of two thousand seven (2007), before notary public Sandra de L. Tous-Chevres, recorded at page number two hundred seven (207) of volume one thousand one hundred sixty six (1166), parcel number eight thousand two hundred and twenty four (8,224) of Santurce Norte, Property Registry of San Juan I Section.----------------------------------------------------------Presented is a Judicial Order for the Cancellation of a Lost Mortgage Deed, case number KCP20120182, executed in San Juan on February twelve (12), of two thousand and two (2002) before the First Instance Court of San Juan. The Judicial Order is to cancel the First Mortgage described above. The document was presented on April twenty-three (23), of two thousand fourteen (2014), at turn five hundred and seven (507), of diary one thousand and six (1106) at the Property Registry of San Juan I Section.----------------------------------

2

----The second mortgage note in favor of R-G PREMIER BANK was cancelled through deed number two (2), executed on May second (2), of two thousand eighteen (2018), before Notary Public Luis Alberto Molero Rabassa. Said deed will be presented at the Registry of the Property.----------------------------------------------------------

---The appearing parties acknowledge having received a copy of a recent title search dated April twelve (12) of two thousand eighteen (2018), prepared by Magda García Cortés, which among other things includes, the registration status of the PROPERTY, and the liens and encumbrances over the Property as of this date.---------------I the Notary, do hereby CERTIFY that I have advised the appearing parties (i) that the Property is described and the liens and encumbrances are listed herein as reflected by certain title search and report prepared by an independent third party and not by the undersigned Notary; (ii) that this deed must be recorded in the appropriate Property Registry; (iii) of the possibility of intervening documents affecting title being presented for recordation prior to the execution and/or presentation of this deed in the Real Property Registry and of the preference or seniority that said intervening liens and/or encumbrances may gain by such prior execution or earlier presentation; (iv) of the desirability of verifying the status of liens and encumbrances on the property as may appear from the Property Registry on this day and of the adverse consequence which may result from the failure to do so; (v) of the possible existence and pendency of additional unrecorded statutory liens and real property taxes including the statutory preferred legal mortgage in favor of the Commonwealth of Puerto Rico); and (vi) that if any of the Mortgaged Properties is located in a flood zone, the owner or user of such property shall observe and comply with the requirements and provisions of the Flood Prone Zone Regulation of the Planning Board of the Commonwealth of Puerto Rico.-----------------------------

---After being so advised the appearing parties execute this deed of sale relying in the title search report stated above and in the appearing party’s representation and acknowledgment that the title search report is correct and that there are no liens or encumbrances over the Real Property, other than those stated above, if any.-------------

------------------------------------SALE----------------------------------------SECOND: The SELLER and the PURCHASER express that they have agreed the sale and purchase of the property herein described in the FIRST clause of this deed, according to the following;-------------------------------------------------------------------------------------TERMS AND CONDITIONS---------------------THIRD: The SELLER hereby sells, transfers and conveys to the PURCHASER, and the PURCHASER purchases from the SELLER, the property herein described in the FIRST paragraph of this deed with all its rights, improvements, easements, servitude, privileges and appurtenances without reservation or limitation whatsoever. By this deed, without the necessity of further act or deed, the SELLER hereby delivers possession to the PURCHASER for and in consideration of the sum of Three Hundred Fifty Thousand Dollars ($350,000.00), which is paid by the PURCHASER to the SELLER in the following manner ----------------------------------A) The sum of Twenty Five Thousand Dollars ($25,000.00), shall be credited to the Final Purchase Price, pursuant to the Option to Purchase Property Agreement, signed by the appearing parties on February twenty seven (27), two thousand and eighteen (2018).------------------------------B) The difference of Three Hundred Twenty five Thousand Dollars ($325,000.00) is paid by the PURCHASER to SELLER by way of manager’s check along with the execution of this deed.------------------------------------------------------C) SELLER will pay the Notarial fee and the internal revenue stamps of the original deed of sale.-----------------------

3

----FOURTH: Eviction- SELLER agrees to indemnify PURCHASER against eviction in the manner and to the extent required by the laws of the Commonwealth of Puerto Rico.---------------------------------------------------------------FIFTH: The payment of all property taxes corresponding to the PROPERTY , including those accrued during the present tax semester, shall be prorated between SELLER and PURCHASER in the following manner: The ones corresponding the Property up to this date will be paid by SELLER and from this date on by the PURCHASER.----------------------------------------------SIXTH: The execution of this deed is equivalent to the delivery of the possession of the PROPERTY to PURCHASER.-----------------------------------------------------------SEVENTH: The subscribing Notary made the appearing parties the corresponding legal warnings including but not limited to:----------------------------------------

---(A)The subscribing Notary hereby advised the appearing parties of the necessity of obtaining a debt certification from Centro de Recaudaciones de Ingresos Municipales (CRIM) prior to the execution of this deed. The appearing parties obtained said certification. Further, the subscribing Notary hereby advises the appearing parties of the necessity of transferring the ownership of the property in favor of the PURCHASER at the Centro de Recaudación de Ingresos Municipales (CRIM).----------

---(B) The subscribing Notary Public Hereby advises the PURCHASER of any proprietary interest in any residential property built before the year one thousand nine hundred seventy eighth (1978) that it is hereby duly notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems and impaired memory. Lead poisoning also poses a particular risk to pregnant women. Under section 1018 of Title X, the Residential Lead-Based Paint Hazard Reduction Act of 1992, 42 U.S.C. Section 485d, the seller of any interest in residential property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller’s possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase. The PURCHASER and SELLER hereby acknowledge that the Authorizing Notary Public has informed them of their rights under the aforementioned federal law, and therefore release her from responsibility on that related to the disclosure requirement on lead-based paint.--------------------------------------------------------------(C) If the PROPERTY shall be found to be located on an area subject to floods any owner and/or occupant, present and future of the same is bound by law to observe and comply with the requirements and dispositions of the Rules and Regulations Regulating Zones Prone to Flooding, under the warning that if said dispositions are not complied with it will result in an illegal act under Section Three (3) of Law Number Eleven (11) of March eight (8) one thousand nine hundred eighty eight (1988), regarding Flood Zones (23 L.P.R.A. Sec. 225 g). The appearing parties hereby recognize and become bound to the truthful compliance of said regulation in the event that they are applied to either one.------------------------------------------------------------------------(D) The obligation of SELLER of including any gain obtained from this sale in its income tax return for the current year, for which it must and comply with the fiscal obligation imposed by law. The subscribing Notary warned SELLER of the convenience of consulting the tax consequences of this sale with its accountant or equivalent professional.-----------------------------------------------(E) Of the convenience of presenting this Deed in the Property Registry for its recordation thereon as soon as possible, and that its failure to record the deed does not affect third parties, for which it is recommended that the PURCHASER obtains at its own cost the corresponding stamps which price was notified by the subscribing attorney.------------------------------------------------------------------(F) I, the Notary, have warned the parties that on March nine (9) of two thousand and nine (2009) Law Number 7 was approved, which is a special law known as “Ley Especial Declarando Estado de Emergencia Fiscal y Establecimiento Plan Integral de Estabilización Fiscal para Salvar el Crédito de Puerto Rico”, as amended by Law Number 37 of July ten (10) of two thousand and nine (2009). This law created a new subtitle “cc” to the Internal Revenue Code of Puerto Rico of 1994, Law Number 120 of October thirty first (31), of one thousand ninety ninety four (1994). This law establishes an additional real estate contribution (tax) of point five hundred ninety one percent (.591%) over the contribution (taxa) determined by the the Municipal Revenue Collection Center (CRIM). It also authorizes to increase the appraisal value of every real estate property already appraised by the Municipal Revenue Collection Center (CRIM), by a factor of ten (10). The Municipal Revenue Collection Center (CRIM), has prepared a new list of values for its registered properties to be used as a base to determine the new contributions (taxes). Any real estate property used as the principal residence of its owner and that its value for the Municipal Revenue Collection Center (CRIM), is under One Hundred Fifty Thousand Dollars ($150,000.00) will be exempt from this contributions (taxes). The new contribution (tax) creates a lien over the property equal to the CRIM’S lien that already exists. This special contribution (tax) will be paid to the order of Departamento de Hacienda de Puerto Rico on September and March, until June two thousand and twelve (2012) or until the government collects Six Hundred Ninety Million Dollars ($690,000,000), whichever comes first.---------------------------------------------------------------(G) The subscribing Notary hereby advises the appearing parties of the enactment of The Comprehensive Environmental Response Compensation and Liability Act (CERCLA) enacted on December eleven (11), of one thousand eighty (1980), which imposed a tax to chemical and petroleum industries in order to create a fund to clean contaminated places. It also establishes that the Federal Government has the authority to directly attend any leakage and/or threat of hazardous substances which could affect public health.-----------------

4

----------------------------ACCEPTANCE---------------------------

---The appearing parties hereby accept, ratify, and confirm this deed as drafted.-----------------------------------------Such is the deed that the appearing parties hereby executed and to which terms they mutually bind themselves to stand for all times under the legal responsibilities arising therefrom according to law.------------I, the Notary, gave them the pertinent legal warnings. That the parties executed this document before me, the Notary, after waiving the right, to which I warned them, of having the presence of witnesses for this execution.----------I, the Notary, do hereby certify that this document was read by the appearing parties and that all of them signed the same, and wrote their initials on the margin of each page of this document, to all and everything before me, the Notary, and in my presence and as to all of which, as well as to all other matters contained in this deed, I, the Notary, do hereby ATTEST.---------------------------------------

5